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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 12, 1996
                                                        -----------------

                                   MEDEX, INC.
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             (Exact name of registrant as specified in its charter)



            Ohio                      0-9042                     31-4441680
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(State or other jurisdiction of     (Commission                I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)



    3637 Lacon Road, Hilliard, Ohio                                  43206
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    (Address of principal executive offices)                        (Zip Code)


                                 (614) 876-2413
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              (Registrant's telephone number, including area code)


                                       N/A
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         (Former name or former address, if changed since last report.)


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ITEM 1.        CHANGES IN CONTROL OF REGISTRANT.
               ---------------------------------

      (b) Pursuant to the terms of an Agreement and Plan of Merger dated as of November 12, 1996 ("the Merger Agreement") among Furon Company, a California corporation ("Furon"), FCY, Inc., an Ohio corporation and wholly-owned subsidiary of Furon (the "Purchaser"), and Medex, Inc., an Ohio corporation (the "Registrant"), the Purchaser commenced a tender offer (the "Offer") on November 15, 1996 to purchase all outstanding shares of the common stock, $.01 par value (the "Shares"), of the Registrant for $23.50 per share payable in cash. Once the Purchaser owns at least 3,729,961 Shares (representing 60% of the outstanding Shares at November 12, 1996), it will be entitled to request the resignations of up to five of the Registrant's nine directors and will be entitled to designate new directors to fill the resulting vacancies. Pursuant to the Merger Agreement, assuming certain conditions are satisfied, the Purchaser will be merged with and into the Registrant (the "Merger") thereby making the Registrant a wholly-owned subsidiary of Furon. If 90% or more of the Shares are tendered, the Merger may be effected by way of a short-form merger which will not require a vote of the Registrant's shareholders. If less than 90% of the Shares are tendered, the Merger must be effected by way of a merger which will require a vote of the Registrant's shareholders. Each of the Shares, together with each associated share purchase right, will be converted into the right to receive $23.50 (or such higher price per share as may have been paid pursuant to the Offer). Any shareholder of the Registrant who validly exercises appraisal rights under
Section 1701.85 of the Ohio Revised Code shall have such rights as are provided therein.

               A copy of the Merger Agreement and a copy of the press release issued jointly by the Registrant and Furon announcing the transaction are attached hereto as Exhibits 1 and 2, respectively, and are incorporated herein by reference.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS
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               (c)     Exhibits:

                       1. Agreement and Plan of Merger, dated November 12, 1996, among Furon Company, FCY, Inc. and Medex, Inc., filed as Exhibit 99.10 to Schedule 14D-1 of Furon and the Purchaser filed with the Securities and Exchange Commission on November 15, 1996, and incorporated herein by reference.

                       2. Joint Press Release issued by Furon and the Registrant on November 13, 1996, filed as
                                 Exhibit 99 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, and incorporated herein by reference.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MEDEX, INC.


                               /s/ Bradley P. Gould
                                   -------------------------------------
                                   Bradley P. Gould
                                   President and Chief Executive Officer


Date: November 26, 1996